   As filed with the Securities and Exchange Commission on January 28, 1999


                                                      Registration No. 33-70272
-
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                      -----------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Post-Effective Amendment No. 6  [x]


                      -----------------------------------
                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 8  [x]



                      -----------------------------------

                       (Check appropriate box or boxes)


               LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

              Registrant's Telephone Number, including Area Code
                                (219) 455-2000

                             Jack D. Hunter, Esq.
                              200 E. Berry Street
                          Fort Wayne, Indiana  46802
                    (Name and Address of Agent for Service)

                        Copies of all communications to
                        Freedman, Levy, Kroll & Simonds
                        1050 Connecticut Avenue, N.W.,
                                   Suite 825
                            Washington, D.C. 20036
                       Attention: Gary O. Cohen, Esq.
                                  Bruce Rosenblum, Esq.

                         Fiscal year-end:  December 31



     It is proposed that this filing will become effective:
         ___ immediately upon filing pursuant to paragraph (b)

         ___ on 5/1/98 pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
          X  on April 19, 1999 pursuant to paragraph (a)(1)
         ---
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on _____________ pursuant to paragraph (a)(2) of Rule 485.

-
-------------------------------------------------------------------------------

     If appropriate, check the following box:

        [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PREFACE TO THE MULTI FUND-REGISTERED TRADEMARK- PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation)

Lincoln National Equity-Income Fund, Inc. (Equity Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Lincoln National Special Opportunities Fund, Inc. (Special Opportunities)

Each FUND has its own Prospectus that describes the FUND and its investment objective. We refer to each of the FUNDS as a FUND and to all of the FUNDS together as the FUNDS.


Each FUND sells its shares only to Lincoln National Life Insurance Co. and its affiliates (LINCOLN LIFE). LINCOLN LIFE holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (CONTRACTS). We refer to a separate account as a VARIABLE ACCOUNT. Each VARIABLE ACCOUNT has its own prospectus that describes the ACCOUNT and the CONTRACTS it supports. You choose the FUND or FUNDS in which a VARIABLE ACCOUNT invests your CONTRACT assets. In effect, you invest indirectly in the FUND(S) that you choose under your CONTRACT.


Each FUND Prospectus discusses the information about the FUND that you ought to know before choosing to invest your CONTRACT assets in one or more of the FUNDS. You can find information unique to each FUND in that FUND'S Prospectus. You can find information common to all FUNDS in the APPENDIX following the individual FUND Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell FUND shares, or seek offers to buy FUND shares, where it would be unlawful.

Prospectuses dated May 1, 1999

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                          PAGE
--------------------------------------------------------
PREFACE
SUMMARY DESCRIPTION OF THE FUND
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
FEE TABLE
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
INVESTMENT STRATEGIES
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities

SUBJECT                                          PAGE
--------------------------------------------------------
RISKS OF INVESTMENT STRATEGIES
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGER
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
APPENDIX -- CONTAINS IMPORTANT INFORMATION
FOR ALL FUNDS
Net asset value
Management of the funds
Purchase and redemption of fund shares
Distribution and federal income tax
considerations
Management discussion of fund performance
General Information
Financial highlights
Preparing for the year 2000

LINCOLN NATIONAL
CAPITAL APPRECIATION FUND, INC.

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Capital Appreciation Fund (FUND) is long-term growth of capital (as measured by the change in the value of FUND shares over a period of three years or longer) in a manner consistent with the preservation of capital. The FUND pursues its investment objective primarily by buying and holding (investing in) equity securities (stocks). The FUND primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. The FUND also has some investments in medium-sized U.S. companies (market capitalizations greater than $1 billion but less than $5 billion) and small-sized U.S. companies (market capitalizations less than $1 billion). Additionally, the FUND invests in foreign stocks (stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States.)

The FUND'S investment strategy is to invest in stocks of companies with earnings growth potential that may not be recognized by the market at large. In selecting investments, the FUND places no emphasis on earning income.

The main investment risks of choosing to invest your CONTRACT assets in the FUND are as follows:

- the value of the FUND'S shares will fluctuate, and you could lose money;

- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves more risk than that normally associated with investing in the stocks of larger, more mature, well-known companies, including greater and more rapid fluctuations in the value of these stocks and, therefore, the FUND'S shares; and

- investing in securities of foreign issuers involves greater risks than investing in U.S. securities, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions.

The following information provides some indication of the risks of choosing to invest your CONTRACT assets in the FUND. The information shows:

- changes in the FUND'S performance from year to year and

- how the FUND'S average annual returns for one year and the FUND'S lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the FUND is not necessarily an indication of how the FUND will perform in the future.

                                    [CHART]

The FUND'S highest return for a quarter occurred in the      quarter of 19
at:     %

The FUND'S lowest return for a quarter occurred in the      quarter of 19
at:     %

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)


PERIOD BACK                              CAPITAL APPRECIATION   S&P 500*
------------------------------------------------------------------------
1 year
5 year
10 year
Lifetime**


 * The S&P 500 is the Standard and Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.


** The FUND'S lifetime began May 1, 1994.


INVESTMENT STRATEGIES

The investment objective of the FUND is long-term term growth of capital (as measured by increasing the value of FUND shares over a period of three years or longer) in a manner consistent with the preservation of capital. The FUND pursues its investment objective primarily by buying and holding (investing in) equity securities (stocks).

The FUND primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of the date of this prospectus, the average market capitalization of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index), a broad based market index representative of larger, typically more financially stable companies, is [$60 billion].)

The FUND also has some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. Additionally, the FUND invests in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The FUND uses a "bottom up" approach to selecting stocks. In other words, the FUND uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the FUND considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies -- such as the nature of a company's business and its growth potential. The FUND generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the FUND places little emphasis on earning income, and any income earned on the FUND'S investments is incidental to the FUND'S investment objective.

The FUND expects its annual portfolio turnover rate not to exceed approximately 200% in any year. (For example, the FUND would have a rate of portfolio turnover of 100%, if the FUND replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High turnover could increase FUND expenses. The FUND'S
portfolio turnover rate was     % in 1998 and 137.07% in 1997.

OTHER STRATEGIES

The FUND also uses other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. Additionally, the Fund may hold cash or invest in short-term investments when the Fund is unable to locate attractive investment opportunities. The FUND'S SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the FUND'S stock investments -- and, therefore, the value of the FUND'S shares held under your contract -- to fluctuate, and you could lose money. Because the FUND invests in stocks of a broad range of companies, the value of the Fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the FUND invests some amounts in small- and medium-sized companies as well as large-sized companies. The FUND'S performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The FUND runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the FUND'S investments -- and, therefore, the value of the FUND'S shares -- to fluctuate, and you could lose money.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the FUND'S withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the FUND'S foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S. (SEE the SAI APPENDIX for the 11 FUNDS for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

You may consider choosing this FUND for investing some portion of your CONTRACT assets if (1) you are seeking a long-term (over three years) investment primarily in stocks of a broad range of companies, and (2) you are comfortable with the risks of investing on stocks, including the additional risks of investing in foreign stocks and stocks of small- and medium-sized companies.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The FUND'S investment adviser is LINCOLN INVESTMENT MANAGEMENT, INC. (LINCOLN INVESTMENT). You can find information about LINCOLN INVESTMENT in the Appendix under "Management of the funds -- Investment adviser." LINCOLN INVESTMENT is responsible for overall management of the FUND'S securities investments. This includes monitoring the FUND'S sub-adviser, Janus Capital Corporation (Janus). Janus' address is 100 Fillmore Street, Denver, Colorado 80206.

Janus is responsible for the day-to-day management of the FUND'S investments. Janus has served as the FUND'S sub-adviser since 1994. Janus has been in the investment advisory business for over 28 years. James P. Craig, Vice Chairman, Chief Investment Officer and a Director of Janus, manages the FUND. Mr. Craig has been active in investment management since 1981, and with Janus since 1983. He holds a Master's Degree in finance from the Wharton School, University of Pennsylvania.

APPENDIX -- CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS

This Appendix is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each FUND, unless otherwise indicated.

NET ASSET VALUE

Each FUND determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each FUND, except the Money Market Fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A FUND'S securities investments may be traded in other markets on days when the NYSE is closed. Therefore, the FUND'S NAV may fluctuate on days when you do not have access to the FUND to purchase or redeem shares.

See the SAI Appendix for the methodology that a FUND (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

Each FUND values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities and other assets of a FUND, at their bid quotations; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith.

MONEY MARKET FUND. The Money Market Fund determines its NAV by the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the FUND'S NAV must fairly reflect market value.

MANAGEMENT OF THE FUNDS

Each FUND'S business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each FUND, to declare and pay dividends, and to exercise all the powers of the FUND except those granted to the shareholders.

INVESTMENT ADVISOR. LINCOLN INVESTMENT MANAGEMENT, INC. (LINCOLN INVESTMENT OR ADVISOR) is the INVESTMENT ADVISOR to each FUND. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The ADVISOR has registered with the SEC as an INVESTMENT ADVISOR and acted as an INVESTMENT ADVISOR to mutual FUNDS for over 40 years. The ADVISOR also acts as
(1) INVESTMENT ADVISOR to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies, and (2) SUB-ADVISER to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The ADVISOR is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

Directors, officers and employees of the ADVISOR and each FUND may engage in personal securities transactions, subject to restrictions and procedures of the Code of

Ethics adopted by the ADVISOR and each FUND. The restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

The ADVISOR, either directly or through a SUB-ADVISER, provides portfolio management and investment advice to each FUND and administers each FUND'S other affairs, subject to the supervision of each FUND'S Board of Directors.

Each FUND pays the ADVISOR a monthly fee for the ADVISOR'S services. The annual rate of the fee is based on the average daily net asset value of each FUND, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other FUNDS                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each FUND sells its shares of common stock only to LINCOLN LIFE. LINCOLN LIFE holds the FUND shares in separate accounts (VARIABLE ACCOUNTS) that support various LINCOLN LIFE variable annuity contracts and variable life insurance contracts.

Each FUND sells and redeems its shares, without charge, at their NAV next determined after LINCOLN LIFE receives a purchase or redemption request. However, each FUND redeems its shares held by LINCOLN LIFE for its own account at the NAV next determined after the FUND receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a FUND'S securities investments at the time of redemption.

The FUND normally pays for shares redeemed within seven days after LINCOLN LIFE receives the redemption request. However, a FUND may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a FUND'S (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of FUND shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each FUND'S policy is to distribute substantially all of its net investment income and net realized capital gains each year. A FUND may distribute net realized capital gains only once a year. Each FUND pays these distributions to LINCOLN LIFE for the VARIABLE ACCOUNTS. The VARIABLE ACCOUNTS automatically reinvest the distributions in additional FUND shares at no charge.

Each FUND has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each FUND must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each FUND intends to comply with these diversification requirements.

The sole shareholder of the FUNDS is LINCOLN LIFE. Consequently, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (CONTRACT OWNERS), including the failure of a FUND to meet the diversification requirements discussed above, see the Prospectus for the VARIABLE ACCOUNT.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each FUND'S Annual Report includes the portfolio manager's discussion of the FUND'S performance for the previous fiscal year and the factors affecting the performance. Each FUND will send you a free copy of its Annual Report on request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the FUNDS for the past 5 years [or, if shorter, the period of the FUND'S operations]. Certain information reflects financial results for a single FUND share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the FUND (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each FUND'S financial statements, are included in the annual report, which is available upon request.

                                 INCOME FROM INVESTMENT OPERATIONS         LESS DIVIDENDS FROM:
                                            NET REALIZED
                                                AND
                NET ASSET                    UNREALIZED
                  VALUE           NET       GAIN (LOSS)    TOTAL FROM       NET       NET REALIZED                 NET ASSET
               BEGINNING OF   INVESTMENT         ON        INVESTMENT    INVESTMENT     GAIN ON        TOTAL      VALUE END OF
PERIOD ENDED      PERIOD     INCOME (LOSS)  INVESTMENTS    OPERATIONS      INCOME     INVESTMENTS    DIVIDENDS       PERIOD

------------------------------------------------------------------------------------------------------------------------------

                                           RATIO OF NET
                               RATIO OF     INVESTMENT                  NET ASSETS
                             EXPENSES TO    INCOME TO     PORTFOLIO     AT END OF
                  TOTAL      AVERAGE NET   AVERAGE NET     TURNOVER       PERIOD
PERIOD ENDED     RETURN**       ASSETS        ASSETS         RATE        (0000'S)
-------------

 * The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on May 2, 1988 through December 31, 1988 for the Social Awareness Fund, May 1, 1991 through December 31, 1991 for the International Fund, May 1, 1994 through December 31, 1994 for the Equity Income, Capital Appreciation and Aggressive Growth Fund. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

** Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual FUND shares in which the VARIABLE ACCOUNTS may invest.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each FUND will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the FUND'S independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the FUNDS have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a CONTRACT, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a FUND by both annuity and life insurance VARIABLE ACCOUNTS is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of CONTRACT OWNERS under the VARIABLE LIFE ACCOUNTS may conflict with those of CONTRACT OWNERS under the VARIABLE ANNUITY ACCOUNTS. Violation of the federal tax laws by one VARIABLE ACCOUNT investing in a FUND could cause the CONTRACTS funded through another VARIABLE ACCOUNT to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each FUND will monitor for any material conflicts and determine what action, if any, the FUND or a VARIABLE ACCOUNT should take.

A conflict could arise that requires a VARIABLE ACCOUNT to redeem a substantial amount of assets from any of the FUNDS. The redemption could disrupt orderly portfolio management to the detriment of those CONTRACT OWNERS still investing in that FUND. Also, that FUND could determine that it has become so large that its size materially impairs investment performance. The FUND would then examine its options.

LINCOLN LIFE performs the dividend and transfer functions for each FUND.

PREPARING FOR YEAR 2000

[Revised disclosure to be provided at the time of annual update filing.]

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

You can find additional information in each FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), which is on file with the SEC. Each FUND incorporates its SAI, dated May 1, 1999, into its Prospectus. Each FUND will provide a free copy of its SAI on request.

You can find still further information about each FUND'S investments in the FUND'S annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that FUND'S performance (except the Money Market Fund) during its last fiscal year. Each FUND will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a FUND, or to make inquiries.

You can review and copy information about the FUNDS (including the SAIS) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the FUNDS on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

Lincoln National Aggressive Growth Fund, Inc.:   33-70742;   811-8090
Lincoln National Bond Fund, Inc.:                 2-80746;   811-3010
Lincoln National Capital Appreciation Fund,
Inc.:                                            33-70272;   811-8074
Lincoln National Equity-Income Fund, Inc.:       33-71158;   811-8126
Lincoln National Global Asset Allocation Fund,
Inc.:                                            33-13530;   811-5115
Lincoln National Growth and Income Fund, Inc.:    2-80741;   811-3211
Lincoln National International Fund, Inc.:       33-38335;   811-6233
Lincoln National Managed Fund, Inc.:              2-82276;   811-3683
Lincoln National Money Market Fund, Inc.:         2-80743;   811-3121
Lincoln National Social Awareness Fund, Inc.:    33-19896;   811-5464
Lincoln National Special Opportunities Fund,
Inc.:                                             2-80731;   811-3291

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

PREFACE TO THE MULTI FUND-REGISTERED TRADEMARK- STATEMENTS OF ADDITIONAL INFORMATION

THE PREFACE AND TABLE OF CONTENTS ARE PART OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR EACH OF THE FOLLOWING FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation)

Lincoln National Equity-Income Fund, Inc. (Equity Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Lincoln National Special Opportunities Fund, Inc. (Special Opportunities)

Each FUND has its own SAI that provides more information about that FUND. For each FUND'S SAI, the FUND'S audited financial statements and the report of Ernst & Young LLP, Independent Auditors, are incorporated by reference to the FUNDS' 1998 Annual Report. A FUND'S SAI should be read in conjunction with the Prospectus of that FUND dated May 1, 1999. You may obtain a copy of any FUNDS' Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

A FUND'S SAI is not a Prospectus.

The date of each FUND'S SAI is May 1, 1999.

TABLE OF CONTENTS FOR THE FUND SAIS

SUBJECT                                          PAGE
--------------------------------------------------------
PREFACE
DESCRIPTION OF THE FUND
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGIES AND RISKS
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities

SUBJECT                                          PAGE
--------------------------------------------------------
INVESTMENT RESTRICTIONS
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
SAI APPENDIX -- CONTAINS IMPORTANT
INFORMATION FOR ALL FUNDS
Investment advisor and sub-advisor
Directors and officers
Fund expenses
Description of shares
Strategic portfolio transactions --
additional information
Foreign investments
Valuation of portfolio securities
Custodian
Independent auditors
Financial statements
Bond and commercial paper ratings
Taxes
Derivative transactions -- definitions

LINCOLN NATIONAL
CAPITAL APPRECIATION FUND, INC.

DESCRIPTION OF THE FUND

The Capital Appreciation Fund (FUND) was incorporated in Maryland in 1993 as an open-end diversified management investment company whose investment objective is long-term growth of capital in a manner consistent with the preservation of capital. The FUND investment objective and certain of its policies are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the FUND. See "Investment restrictions." There can be no assurance that the objective of the FUND will be achieved. References to ADVISOR in this SAI include both LINCOLN INVESTMENT MANAGEMENT, INC. (LINCOLN INVESTMENT) and Janus Capital Corporation.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the FUND'S principal investment strategies used to pursue the FUND'S investment objective and the risks of those strategies. The following discussion describes other investment strategies that the FUND may use as market conditions warrant, and notes the risks associated with these other investment strategies. (Italicized terms that are not defined herein are defined in the FUND'S Prospectus.)

FIXED-INCOME SECURITIES

Up to 35% of the FUND'S total assets may be invested in debt and fixed-income securities, cash, and/or cash equivalents, in any combination, either because the FUND anticipates an opportunity for capital growth from those securities, or because it seeks a return on idle cash. Debt and fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities (collectively, debt securities). Cash equivalents include, but are not limited to, short-term government securities (I.E., with remaining maturities of less than one year), high-grade commercial paper, certificates of deposit, repurchase agreements, banker's acceptances and time deposits.

The FUND intends to invest in debt securities and cash equivalents issued by:
U.S. companies; the U.S. Government, its agencies and instrumentalities; foreign companies; foreign governments, their agencies and instrumentalities; and supranational organizations such as (but not limited to) the European Economic Community and the World Bank. When the FUND invests in debt securities and cash equivalents, the investment income of the FUND may increase; however, the FUND will not be participating in stock market advances and declines to the extent it would if it were fully invested in common stocks.

The performance of the debt component of the FUND depends primarily on interest rate changes, the average weighted maturity of the FUND and the quality of the securities held. The debt component of the FUND will tend to decrease in value when interest rates rise and increase when interest rates fall. Subject to applicable maturity restrictions, the FUND will vary its average maturities based on the SUB-ADVISOR'S analysis of interest rate trends and other factors. Generally, shorter-term securities are less sensitive to interest rate changes, but offer lower yields; conversely, longer-term securities are more sensitive to interest rate changes, but offer higher yields. The FUND'S share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The extent that these changes are reflected in the FUND'S share price will depend upon the extent of the FUND'S investment in such securities.

SPECIAL SITUATIONS

At times, the FUND may invest in certain securities under special situations. A special situation arises when, in the SUB-ADVISOR'S opinion, the securities of a particular company will be recognized and appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change or a technological breakthrough. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of the strategy on the FUND will depend on the FUND'S size and the extent of the holdings of the special situation company relative to its total assets.

FOREIGN INVESTMENTS; AMERICAN DEPOSITARY RECEIPTS (ADRS)

The FUND may invest up to 25% of its assets in foreign securities, defined as those which are denominated in a foreign currency and not publicly traded in the United States. Foreign investing involves risks that differ from investing in U.S. markets. For a discussion of those risks see Foreign investments in the SAI APPENDIX for the 11 FUNDS.

In connection with its foreign investments and as a non-fundamental policy, the FUND will not commit more than 10% of its assets to the currency cross-hedge contracts and will maintain high-grade, liquid assets to cover those contracts. See Foreign investments in the SAI APPENDIX for the 11 FUNDS for an explanation of these transactions.

In addition, the FUND may purchase dollar-denominated ADRs, which do not involve the same direct currency and liquidity risks as securities denominated in foreign currency, because they are issued by domestic banks and publicly traded in the U.S. ADRs are U.S. securities which indirectly replace foreign securities and will not be subject to the 25% limit.

HIGH-YIELD/HIGH-RISK BONDS

The FUND has no pre-established minimum quality standards and may invest in debt securities of any quality, including lower-rated bonds (including junk bonds) that may offer higher yields because of the greater risk involved in those investments. It may invest up to 35% of its assets in those securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's Investors Service and BB or lower by Standard & Poor's Corp., or their equivalents from other nationally recognized rating agencies) constitute lower-rated securities. Unrated bonds or bonds with split ratings are included in this limit if the portfolio manager determines that these securities have the same characteristics as non-investment-grade bonds. Even though the FUND may at times invest in non-investment-grade securities, it invests primarily in medium-grade obligations.

Lower-rated bonds involve a higher degree of credit risk -- that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the FUND would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of lower grade securities is necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and obtain additional financing.

The market prices of lower-grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield/high risk debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield/high risk securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

The FUND may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the SUB-ADVISOR may treat these securities as unrated debt. Unrated debt securities will be included in the 35% limit of the FUND, unless the SUB-ADVISOR deems these securities to be the equivalent of investment grade securities. See the SAI APPENDIX for the 11 FUNDS for a description of bond credit rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The FUND may invest in mortgage- and asset-backed securities. These securities are subject to prepayment risk, meaning there is the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the mortgage- and asset-backed securities to be paid before their stated maturities. Unscheduled prepayments are more likely to speed up during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, the FUND may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during those periods will also limit the FUND'S ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment. On the other hand, these securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates. Finally, the value of asset-backed securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool underlying the securities, the originator of the loans, or the financial institution providing the credit enhancement associated with the security.

WHEN-ISSUED SECURITIES

The FUND may purchase new issues of either corporate or government securities on a when-issued basis. However, it does not intend to invest more than 20% of its assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, a FUND that purchases when-issued securities assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.

ILLIQUID SECURITIES

The FUND may invest up to 15% of its net assets in loans to other persons and/or securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the FUND'S investments could be impaired if trading fails to further develop, or if it declines.

BORROWING

The FUND may borrow money from banks for temporary or emergency purposes in an amount not to exceed 25% of its total assets. Certain state insurance regulations may impose additional restrictions on the FUND'S ability to borrow money. See the SAI APPENDIX for the 11 FUNDS.

DIVERSIFICATION

The FUND qualifies as a diversified investment company under the Investment Company Act of 1940 (1940 Act). As a fundamental policy, a diversified FUND may not purchase a security of any issuer (except cash items and U.S. Government securities) if: a) it would cause the FUND to own more than 10% of the outstanding voting securities of that issuer; or b) it would cause the FUND'S holdings of that issuer to amount to more than 5% of the FUND'S total assets (as applied to 75% of the FUND'S total assets). It may invest up to 25% of its total assets in the securities of one issuer. See Item 1 under Investment restrictions.

The FUND does not anticipate concentrating its holdings in so few issuers unless the SUB-ADVISOR believes a security has the potential for substantial capital appreciation consistent with the FUND'S investment policies and goals. However, the FUND does intend to take advantage of the ability to invest more than 5% of its total assets in the securities of one issuer. To the extent that the FUND invests more than 5% of its assets in a particular issuer, its exposure to credit risk and/or market risks associated with that issuer increases. As an additional fundamental policy, the FUND will not invest more than 25% of its total assets in any particular industry.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the FUND may, at any given time, invest a portion of the FUND'S assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the SAI APPENDIX for the 11 FUNDS, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI APPENDIX for the 11 FUNDS contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE CAPITAL APPRECIATION FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell options on securities (including index options) and options on foreign currencies; buy and sell futures contracts for instruments based on financial indices, including interest rates or an index of U.S. Government or foreign government securities or equity or fixed-income securities, futures contracts on foreign currencies and on fixed-income securities; buy and sell options on futures contracts; engage in forward contracts, interest rate swaps and swap-related products.

b) for cash enhancement transactions, to: lend portfolio securities; engage in repurchase and reverse repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable. As a matter of fundamental policy, the FUND will not lend securities if, as a result, more than 25% of its total assets would be lent to other parties.

Derivative transactions will be used primarily to hedge the FUND'S securities positions, I.E., to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the FUND'S securities and to attempt to protect the FUND against market movements that might adversely affect the value of its securities or the price of securities that it is considering purchasing. The use of these instruments by the FUND involves certain risks.

The use of futures, options, forward contracts and swaps exposes the FUND to additional investment risks and transaction costs. If the SUB-ADVISOR seeks to protect the FUND against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the FUND, that FUND could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of futures, options and forward contracts and movements in the prices of securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

The following discussion provides additional information about each of the types of instruments used in derivative transactions.

FUTURES CONTRACTS. The FUND may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government securities, foreign government securities, equity securities or fixed income securities.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of a futures commission merchant (an FCM) when the contract is entered into. In the event of the bankruptcy of an FCM that holds margin on behalf of the FUND, the FUND may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The SUB-ADVISOR will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the FUND does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

The FUND intends to comply with guidelines of eligibility for exclusion from the definition of the term commodity pool operator with the Commodities Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The FUND will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; except that, in addition, the FUND may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the FUND'S net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Although the FUND would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the FUND immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the FUND'S cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the FUND'S return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the SUB-ADVISOR still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the FUND to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the FUND may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the FUND'S access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. The FUND may buy and write put and call options on futures contracts for hedging purposes.

The amount of risk the FUND assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risks, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. The FUND may enter into forward foreign currency exchange contracts (forward currency contracts) with stated contract values of up to the value of the FUND'S assets. The FUND will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The FUND also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The FUND also may enter into a forward currency contract with respect to a currency where the FUND is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the FUND may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge FUND assets. Also, with regard to the FUND'S use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the FUND'S cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

The FUND may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the FUND could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the FUND could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the FUND to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the FUND would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the FUND also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The FUND may write covered call options on foreign currencies. A call option written on a foreign currency by the FUND is covered if the FUND owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the FUND has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written, if the difference is maintained by the FUND in cash or liquid assets in a segregated account with the FUND'S custodian.

The FUND also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the FUND owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the FUND collateralizes the option by maintaining, in a segregated account with the FUND'S custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON FOREIGN CURRENCIES. The FUND may buy and write options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the FUND may buy put options on the foreign currency. If the value of the currency declines, the FUND will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the FUND may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the FUND from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the FUND could sustain losses on transactions in foreign currency options that would require the FUND to forego a portion or all of the benefits of advantageous changes in those rates.

OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value and preserve the FUND'S assets, the FUND may write covered put and call options and buy covered put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The FUND may write and buy options on the same types of securities that the FUND may purchase directly.

An option position may be closed out only where a secondary market for an option of the same series exists. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If a secondary market does not exist, the FUND may not be able to effect closing transactions in particular options and the FUND would have to exercise the options in order to realize any profit. If the FUND is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the FUND delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (1) insufficient trading interest in certain options, (2) restrictions imposed by a national securities exchange on which the option is traded (Exchange) on opening or closing transactions or both, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (4) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (5) the facilities of an Exchange or of the Options Clearing Corp. (OCC) may not at all times be adequate to handle current trading volume, or (6) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The FUND may write options in connection with buy-and-write transactions. In other words the FUND may buy a security and then write a call option against that security.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the FUND'S gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the FUND may elect to close the position or take delivery of the security at the exercise price and the FUND'S return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The FUND may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the FUND will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The FUND may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the FUND upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the FUND.

SWAPS AND SWAP-RELATED PRODUCTS. The FUND may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (I.E., the two payment streams are netted out, with the FUND receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the FUND'S obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the FUND'S custodian. If the FUND enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The FUND will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The SUB-ADVISOR will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the FUND will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The SUB-ADVISOR has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the FUND sells (I.E., writes) caps and floors, it will maintain cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors in a segregated account.

There is no limit on the amount of interest rate swap transactions that may be entered into by the FUND. These transactions may in some instances involve the delivery of securities or other underlying assets by the FUND or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the FUND is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the FUND would risk the loss of the net amount of the payments that it contractually is entitled to receive. The FUND may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described previously.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS.

Unlike transactions entered into by the FUND in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the FUND to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described previously, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special controls on exercise and settlement. Such controls may include technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the FUND'S ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement, the FUND purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The FUND may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the FUND in the event of bankruptcy of the seller), it is the policy of the FUND to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Board of Directors or its delegates. In addition, the FUND currently intends to invest only in repurchase agreements collateralized by U.S. Government or money market securities.

Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills and notes. The FUND will enter into reverse repurchase agreements only with parties that the Board of Directors, or its delegate, deems creditworthy.

INVESTMENT RESTRICTIONS

The FUND has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

As fundamental policies, the FUND may not:

1. Own more than 10% of the outstanding voting securities of any one issuer and, as to 75% of the value of the total assets of the FUND, purchase the securities of any one issuer [except cash item and government securities as defined under the Investment Company Act of 1940 (1940 Act)], if immediately after and as a result of such purchase the value of the holdings of the FUND in the securities of such issuer exceeds 5% of the value of the FUND'S total assets. (With respect to the remaining 25% of the FUND'S total assets, the FUND does not anticipate that any more than 15% of the FUND'S total assets would be invested in the securities of a single issuer at any time, other than those of the U.S. Government, its agencies and instrumentalities.)

2.  Invest more than 25% of the value of its assets in any particular industry.

3. Invest directly in real estate or interests in real estate; however, the FUND may own debt or equity securities issued by companies engaged in those businesses.

4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the FUND from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

5. Lend any security or make any other loan if, as a result, more than 25% of the FUND'S total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

6. Act as an underwriter of securities issued by others, except to the extent that the FUND may be deemed an underwriter in connection with the disposition of its portfolio securities.

7. Invest in the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

8.  Invest more than 5% of its net assets in securities restricted as to resale.

The Directors have adopted additional investment restrictions for the FUND. These restrictions are non-fundamental operating policies of the FUND and, as such, may be changed by the Directors without shareholder approval. The additional investment restrictions adopted by the Directors to date include the following:

a. The FUND will not (1) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission (CFTC) Regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the FUND'S net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (2) enter into any futures contracts if the aggregate amount of the FUND'S commitments under its outstanding futures contracts positions would exceed the market value of its total assets.

b. The FUND does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, futures, swaps and forward contracts are not deemed to constitute selling securities short.

c. The FUND does not currently intend to purchase securities on margin, except that the FUND may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

d. The FUND may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of its net asset value, provided that this limitation does not apply to reverse repurchase agreements, assets deposited to margin, guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

e. The FUND may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the FUND'S total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

f. The FUND does not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days, and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the ADVISOR and SUB-ADVISOR acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

g. The FUND may not invest in companies for the purpose of exercising control or management.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The ADVISOR is responsible for decisions to buy and sell securities for the FUND, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The ADVISOR currently provides investment advice to a number of other clients. See Investment ADVISOR and SUB-ADVISOR in the Appendix. It will be the practice of the ADVISOR to allocate purchase and sale transactions among the FUND and others whose assets it manages in such manner as it deems equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the FUND and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the FUND or other accounts or companies for which the ADVISOR provides investment advice (including affiliates of the ADVISOR). On occasions when the ADVISOR deems the purchase or sale of a security to be in the best interest of the

FUND, as well as the other clients of the ADVISOR, the ADVISOR, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the FUND with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the ADVISOR in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the FUND. In some instances, the procedures may impact the price and size of the position obtainable for the FUND. FUND securities are not purchased from or sold to the ADVISOR or any affiliated person [as defined in the 1940 Act] of the ADVISOR.

In connection with effecting portfolio transactions, primary consideration will be given to securing most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers either with respect to the FUND or other clients of the ADVISOR or SUB-ADVISOR. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The ADVISOR may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the FUND will review regularly the reasonableness of commission and other transaction costs incurred by the FUND in the light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the ADVISOR and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the ADVISOR by brokerage firms varies, but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the ADVISOR regards as a useful supplement to its own internal research capabilities. The ADVISOR may direct trades to brokers which have provided specific brokerage or research services for the benefit of the ADVISOR'S clients; in addition the ADVISOR may allocate trades among brokers that generally provide superior brokerage and research services. During 1998,
the ADVISOR directed transactions totaling approximately $      million to these
brokers and paid commissions of approximately $      in connection with these
transactions. Research services furnished by brokers are used for the benefit of all of the ADVISOR'S clients and not solely or necessarily for the benefit of the FUND. The ADVISOR believes that the value of research services received is not determinable and does not significantly reduce its expenses. The FUND does not reduce its fee to the ADVISOR by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid
by the FUND during 1998 was $      , for 1997 it was $1,088,656, and for 1996 it
was $383,399.

If the FUND effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the FUND is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.

The writing of options by the FUND will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the FUND may write may be affected by options written by other investment advisory clients of its ADVISOR. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this Prospectus, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.

Under the SUB-ADVISORY agreement between the ADVISOR and the SUB-ADVISOR, the SUB-ADVISOR may perform some, or substantially all, of the investment ADVISORY services required by the FUND, even though the ADVISOR remains primarily responsible for investment decisions affecting the FUND. The SUB-ADVISOR will follow the same procedures and policies which are followed by the ADVISOR as described previously. The SUB-ADVISOR currently provides investment advice to a number of other clients.

APPENDIX

(NOTE: THIS IS UNIFORM INFORMATION FOR THE 11 FUNDS. SEE EACH FUND'S SAI FOR INFORMATION SPECIFIC TO THAT FUND.)

THIS APPENDIX CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISOR AND SUB-ADVISOR

LINCOLN INVESTMENT MANAGEMENT, INC. (LINCOLN INVESTMENT) is the INVESTMENT ADVISOR to the FUNDS and is headquartered at 200 E. Berry Street, Fort Wayne, Indiana 46802. LINCOLN INVESTMENT (the ADVISOR) is a subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. LINCOLN INVESTMENT is registered with the Securities and Exchange Commission (SEC) as an INVESTMENT ADVISOR and has acted as an INVESTMENT ADVISOR to mutual funds for over 40 years. The ADVISOR also acts as INVESTMENT ADVISOR to Lincoln National Income Fund, Inc. (a closed-end investment company whose investment objective is to provide a high level of current income from interest on fixed-income securities) and Lincoln National Convertible Securities Fund, Inc. (a closed-end investment company whose investment objective is a high level of total return on its assets through a combination of capital appreciation and current income) and to other clients, and also acts as SUB-ADVISER to two of the series of Delaware Group Adviser Funds, Inc. (the Corporate Income Fund and the Federal Bond Fund of that retail mutual fund complex).

Under Advisory Agreements with the FUNDS, the ADVISOR provides portfolio management and investment advice to the FUNDS and administers its other affairs, subject to the supervision of the FUNDS' Board of Directors. The ADVISOR, at its expense, will provide office space to the FUNDS and all necessary office facilities, equipment and personnel and will make its officers and employees available to the FUNDS as appropriate. In addition, the ADVISOR will pay all expenses incurred by it or by the FUNDS in connection with the management of each FUND'S assets or the administration of its affairs, other than those assumed by the FUNDS, as described in the APPENDIX to the Prospectus. LINCOLN LIFE has paid the organizational expenses of all the FUNDS. The rates of compensation to the ADVISOR and the SUB-ADVISORS are set forth in the APPENDIX to the Prospectus.

                                                          1998        1997        1996
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                                $2,109,952  $1,428,803

Bond Fund                                                              1,221,295   1,188,030

Capital Appreciation Fund                                              2,940,632   1,549,656

Equity-Income Fund                                                     6,053,404   3,303,336

Global Asset Allocation Fund                                           2,808,358   2,072,722

Growth and Income Fund                                                 9,714,765   7,063,276

International Fund                                                     3,741,563   3,319,701

Managed Fund                                                           2,873,786   2,480,524

Money Market Fund                                                        451,243     417,468

Social Awareness Fund                                                  3,355,544   1,877,030

Special Opportunities Fund                                             2,824,015   2,274,229

During the last three years, the ADVISOR received the amounts, as mentioned above, for investment ADVISORY services. If total expenses of the FUNDS(excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each FUND (2% for the International Fund), the ADVISOR will pay such excess by offsetting it against the ADVISORY fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the ADVISOR to each FUND.

SUB-ADVISORS. As ADVISOR, LINCOLN INVESTMENT is primarily responsible for investment decisions affecting each of the FUNDS. However, LINCOLN INVESTMENT has entered into SUB-ADVISORY agreements with several professional investment management firms. These firms provide some or substantially all of the investment ADVISORY services required by a number of the FUNDS, including day-to-day investment management of those FUNDS' portfolios. Each SUB-ADVISOR makes investment decisions for its respective FUND in accordance with that FUND'S investment objectives and places orders on behalf of that FUND to effect those decisions. See the following tables for more information about the SUB-ADVISORS and their fees:

                                                    ANNUAL FEE RATE BASED ON
FUND                      SUB-ADVISOR               AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------

Aggressive Growth         Lynch & Mayer             .50 of 1% of the first $150 million .35 of 1% of
                          520 Madison Avenue        the excess over $150 million
                          New York, NY 10022

Capital Appreciation      Janus                     .55 of 1% of the first $100 million .50 of 1% of
                          100 Fillmore Street       the next $400 million; and .45 of 1% of the
                          Denver, CO 80206          excess over $500 million

Equity Income             Fidelity                  .48 of 1%
                          82 Devonshire Street
                          Boston, MA 02108

Global Asset Allocation   Putnam                    The greater of (a) $40,000; or (b) .47 of 1% of
                          One Post Office Square    the first $200 million; .42 of 1% of the next
                          Boston, MA 02109          $200 million; and .40 of 1% of any excess over
                                                    $400 million
International             Delaware International    .50 of 1% of the first $200 million; .40 of 1%
                          Advisers Ltd.             of the next $200 million; and .35 of 1% of any
                          80 Cheapside,             excess over $400 million
                          London, England
                          EC2V 6EE

                                                    ANNUAL FEE RATE BASED ON MARKET
                                                    VALUE OF SECURITIES HELD IN THE
                                                    PORTFOLIO OF EACH RESPECTIVE CLIENT
                                                    FUND AT THE CLOSE OF BUSINESS ON THE
FUND                      SUB-ADVISOR               LAST TRADING DAY OF EACH CALENDAR QUARTER
----------------------------------------------------------------------------------------------------

Growth and Income         Vantage                   .20 of 1%
                          630 5th Avenue
                          New York, NY 10111

Managed                   Vantage                   .20 of 1%
                          (STOCK PORTFOLIO ONLY)

Social Awareness          Vantage                   .20 of 1%

Special Opportunities     Vantage                   .20 of 1%

During the last three years each SUB-ADVISOR received the following amounts for investment SUB-ADVISORY services. LINCOLN INVESTMENT, not the FUND, pays all sub-advisory fees owed.

                                                          1998        1997        1996
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                                $1,229,800  $  893,059

Bond Fund                                                                    N/A         N/A

Capital Appreciation Fund                                              2,072,388   1,117,383

Equity-Income Fund                                                     4,781,931   2,612,405

Global Asset Allocation Fund                                           1,724,369   1,284,185

Growth and Income Fund                                                 6,155,225   4,440,325

International Fund                                                     1,503,294   1,326,484

Managed Fund                                                             974,080     820,633

Money Market Fund                                                            N/A         N/A

Social Awareness Fund                                                  1,901,560     923,516

Special Opportunities Fund                                             1,519,961   1,168,134

SERVICE MARKS. The service mark for the FUNDS and the name Lincoln National have been adopted by the FUNDS with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the ADVISOR should not be the INVESTMENT ADVISOR of the FUNDS.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Global Asset Allocation Fund. The continued use of these names is subject to the right of the respective SUB-ADVISOR to withdraw its permission in the event it ceases to be the SUB-ADVISOR to the particular FUND it advises.

DIRECTORS AND OFFICERS

The directors and executive officers of each FUND, their business addresses, positions with FUND, age and their principal occupations during the past five years are as follows:

------------------------------------------------------------------------------------------------------------------

*          KELLY D. CLEVENGER           Vice President, Lincoln National Life Insurance Co.
           CHAIRMAN OF THE BOARD,
           PRESIDENT AND DIRECTOR, age
           46
           1300 S. Clinton Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

           JOHN B. BORSCH, JR.          Retired, formerly Associate Vice President--Investments, Northwestern
           DIRECTOR, age 65             University
           1776 Sherwood Road
           Des Plaines, IL 60016
------------------------------------------------------------------------------------------------------------------

           NANCY L. FRISBY, CPA         Regional Vice President/Chief Financial Officer (formerly Vice
           DIRECTOR, age 57             President--Finance; Regional Controller of Finance), St. Joseph Medical
           700 Broadway                 Center, Fort Wayne, Indiana
           Fort Wayne, Indiana
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

*          BARBARA S. KOWALCZYK         Senior Vice President and Director, Corporate Planning and Development,
           DIRECTOR, age 47             Lincoln National Corporation; Director, Lincoln Life and Annuity Company
           1300 S. Clinton St.          of New York (formerly Executive Vice President, LINCOLN INVESTMENT
           Fort Wayne, IN 46802         MANAGEMENT, INC.)
------------------------------------------------------------------------------------------------------------------

           KENNETH G. STELLA            President, Indiana Hospital and Health Association
           DIRECTOR, age 55
           One America Square
           Indianapolis, IN 46282
------------------------------------------------------------------------------------------------------------------

*          JANET C. CHRZAN              Vice President and Treasurer, Lincoln National Corp. (formerly Vice
           TREASURER, age 50            President and General Auditor)
           200 East Berry Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

*          CYNTHIA A. ROSE              Assistant Secretary, Lincoln National Life Insurance Co.
           SECRETARY, age 44
           200 East Berry Street
           Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------

* Interested persons of the FUNDS, as defined in the 1940 Act.

                                         COMPENSATION TABLE
----------------------------------------------------------------------------------------------------
                                 AGGREGATE COMPENSATION             TOTAL COMPENSATION FROM FUND
NAME OF PERSON, POSITION            FROM EACH FUND*                       AND FUND COMPLEX
----------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
DIRECTOR
----------------------------------------------------------------------------------------------------
NANCY L. FRISBY
DIRECTOR
----------------------------------------------------------------------------------------------------
KENNETH G. STELLA
DIRECTOR
----------------------------------------------------------------------------------------------------

* Directors fees of $250 per meeting, plus expenses to attend the meetings, are paid by each FUND to each director who is not an interested person of the FUNDS.

FUND EXPENSES

Expenses other than investment ADVISORY fees specifically assumed by each FUND include: compensation and expenses of Directors of the FUND who are not interested persons of the FUND as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current CONTRACT OWNERS; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the FUND; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the FUND (other than legal services provided by personnel of the ADVISOR or its affiliated companies); the fees of any trade association of which the FUND is a member; and expenses of shareholder and Director meetings.

DESCRIPTION OF SHARES

The authorized capital stock of each FUND consists of shares of common stock, $0.01 par value. FUND shares will be owned by LINCOLN LIFE and will be held by it in the VARIABLE ACCOUNTS. As sole shareholder of each FUND, LINCOLN LIFE may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the VARIABLE ACCOUNTS, LINCOLN LIFE provides to CONTRACT OWNERS of the VARIABLE ACCOUNTS the right to direct the voting of FUND shares at shareholder meetings, to the extent provided by law. LINCOLN LIFE will vote for or against any proposition, or will abstain from voting, any FUND shares attributable to a CONTRACT for which no timely voting instructions are received, and any FUND shares held by LINCOLN LIFE for its own account, in proportion to the voting instructions that it received with respect to all CONTRACTS participating in that FUND. However, if the 1940 Act or any regulation under it should change, and as a result LINCOLN LIFE determines it is permitted to vote FUND shares in its own right, it may elect to do so.

All the shares of each FUND are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that FUND'S net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. FUND shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the FUNDS allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the FUNDS; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the FUNDS have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects CONTRACT OWNERS by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among CONTRACT OWNERS for the purpose of calling those meetings. Further information about these procedures is available from FUND management.

STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the FUNDS engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the FUND'S overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the FUND when it has excess cash, or to help the FUND obtain some cash for temporary purposes when needed. See the Prospectus for each FUND for a listing of the kinds of transactions in which each FUND may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every FUND will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (E.G., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS SAI APPENDIX.

Although they may be structured in complex combinations, derivative transactions in which the FUNDS engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these SAIs. Therefore, where a particular FUND discloses the intent of that FUND to engage in any of the types listed, that FUND hereby reserves the right to engage in related variations on those transactions.

The FUNDS intend to engage in derivative transactions only defensively. Examples of this defensive use might be: to hedge against a perceived decrease in a FUND'S asset value; to control transaction costs associated with market timing (E.G., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the FUNDS that are authorized to engage in this kind of trading.

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a FUND will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular FUND, please consult your financial counselor if you have questions about the risks associated with that FUND'S use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each FUND, that FUND'S portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each FUND, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, LINCOLN LIFE and the FUNDS reserve the right to make all necessary changes in the CONTRACTS and the Registration Statements for the FUNDS, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the FUND. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any FUND authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the FUND'S total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the FUND an amount equal to any dividends or interest received on securities lent. The FUND retains all or a portion of the interest received on securities lent. The FUND also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the FUND retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice.

       This is important when issuers of the securities ask holders of those securities--including the FUND--to vote or consent on matters which could materially affect the holders' investment. The FUND may also call in the loaned securities in order to sell them. None of the FUND'S portfolio securities will be loaned to LINCOLN INVESTMENT, to any SUB-ADVISOR, or to any of their respective affiliates. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the FUNDS may enter into Repo transactions. In a typical Repo transaction, the FUND involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the FUND obtains an agreement from the seller to repurchase those same securities from the FUND at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the FUND'S restriction on illiquid securities.

        2. REVERSE REPOS. A FUND may also be authorized to enter into Reverse Repo transactions. This simply means the FUND is on the reverse side of a Repo transaction. That is, the FUND is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized FUNDS will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the FUND by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the FUND. FUNDS authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING

This discussion relates to all FUNDS except the International Fund and the Money Market Fund. (Note: The Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)

OPTIONS TRADING

The FUND may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the FUND'S portfolio. The FUND may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The FUND would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.

Put and call options are generally short-term contracts with durations of nine months or less. The INVESTMENT ADVISOR will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the FUND'S net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the FUND has cash or other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the FUND in writing options is that the INVESTMENT ADVISOR'S assumption about the price trend of the underlying security may prove inaccurate. If the FUND wrote a put, expecting the price of a security to increase, and it decreases, or if the FUND wrote a call, expecting the price to decrease but it increased, the FUND could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the FUND as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the FUND as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the FUND will be able to effect a closing transaction at a favorable price. If the FUND cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the FUND are exercised, the FUND'S rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The FUND will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON

The FUND may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The FUND may sell a futures contract or purchase a put option on that futures contract to protect the value of the FUND'S portfolio in the event the INVESTMENT ADVISOR anticipates declining security prices. Similarly, if security prices are expected to rise, the FUND may purchase a futures contract or a call option thereon. (For certain limited purposes, the FUND is also authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge.)

The FUND may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the FUND'S portfolio or which the FUND intends to purchase. The FUND will engage in such transactions consistent with the FUND'S investment objective. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The FUND will not enter into any futures contract and options thereon if, immediately thereafter, the aggregate initial margin for all existing futures contracts and options thereon and for premiums paid for related options would exceed 5% of the FUND'S total assets. The FUNDS will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.

There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the FUND'S securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the INVESTMENT ADVISOR could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.

The FUND intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the FUND would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by the FUND is also subject to the ability of the INVESTMENT ADVISOR to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the FUND has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the FUND will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the FUND has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The FUND may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the FUND is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the FUND then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the FUND will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The selling of futures contracts by the FUND and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the INVESTMENT ADVISOR.

The hours of trading of futures contracts may not conform to the hours during which the FUND may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

The FUND'S successful use of futures contracts and options thereon depends upon the ability of its INVESTMENT ADVISOR to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the FUND'S exposure to loss, they may also limit the FUND'S potential for capital gains. For example, if the FUND has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the FUND will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the FUND will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.

LENDING OF PORTFOLIO SECURITIES

The FUNDS may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular FUND during the term of the loan. The FUND will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the FUND will receive interest on the amount of the loan. The loans will be terminable by the FUND at any time and will not be made to any affiliates of the FUND or the ADVISOR. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the ADVISOR to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The FUNDS may make short-term investments in repurchase agreements. The difference between the purchase price to the FUND and the resale price to the seller represents the interest earned by the FUND which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the FUND may incur a loss if the value of the collateral securing the repurchase agreement declines, or the FUND may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the FUND may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the FUNDS or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each transaction will be in the actual or constructive possession of the particular FUND during the terms of the transaction, as provided in the agreement.

Similarly, the FUND will enter into reverse repurchase agreements only with parties that the ADVISOR or SUB-ADVISOR deems creditworthy. While a reverse repurchase agreement is outstanding, the FUNDS will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a FUND, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a FUND'S foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The FUNDS will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a FUND normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. There may be difficulty in enforcing legal rights outside the United States. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the FUND to obtain or to enforce a judgment against the issuers of these securities. The ADVISOR or SUB-ADVISOR will take all these factors into consideration in managing a FUND'S foreign investments.

The share price of a FUND that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a FUND'S investments abroad, changes in a FUND'S share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the FUND invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the FUND.

FOREIGN CURRENCIES

When an ADVISOR or SUB-ADVISOR believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a FUND may hold various foreign currencies, the value of the net assets of that FUND as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (I.E., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the FUND.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a FUND'S ADVISOR or SUB-ADVISOR may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the FUND'S assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the ADVISOR or SUB-ADVISOR believes that a particular currency may decline relative to the U.S. dollar, the FUND may also enter into contracts to sell that currency (up to the value of the FUND'S assets denominated in or exposed to that currency) in exchange for another currency that the ADVISOR or SUB-ADVISOR expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each FUND to determine which FUNDS may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the FUND'S performance if the ADVISOR or SUB-ADVISOR'S projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

[Additionally, several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. FUNDS investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future. These FUNDS are taking steps to obtain satisfactory assurances that their major service providers are, in turn, taking steps reasonably designed to address these matters with respect to the computer systems they use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any FUND.] [to be updated]

VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For FUNDS (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those FUNDS engaging in options trading, FUND investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The FUND'S net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS THEREON. For those FUNDS buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For FUNDS investing in foreign securities, the value of a foreign portfolio security held by a FUND is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that FUND'S portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the FUND'S assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of FUND shares on days when the investor has no access to the FUND. There are more detailed explanations of these circumstances in the SAI for the various FUNDS. See the Preface to this Prospectus booklet for information about how to obtain a copy of the SAI booklet for the 11 FUNDS.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities FUNDS are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each FUND pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these FUNDS pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation FUND, April 29, 1991 for the International FUND, and December 6, 1993 for the other three FUNDS.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the FUNDS proxies, proxy statements, etc.

INDEPENDENT AUDITORS

Each FUND'S Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the FUND. In addition to the audit of the 1998 financial statements of the FUNDS, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

FINANCIAL STATEMENTS

The audited financial statements and the report of Ernst & Young LLP, Independent Auditors, for the FUNDS are incorporated by reference to the FUNDS' 1998 Annual Report. We will provide a copy of the Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call:
1-800-4LINCOLN (452-6265).

BOND AND COMMERCIAL PAPER RATINGS

Certain of the FUNDS' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The FUND will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The FUND will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The FUND will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each FUND intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a FUND qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each FUND must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the FUND'S principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each FUND intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

Since the sole shareholder of each FUND will be LINCOLN LIFE, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the FUND. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS

The SAI for each FUND and this uniform APPENDIX discuss the type of derivative transactions in which the FUNDS may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the APPENDIX:

OPTION. A contract which gives the FUND the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the FUND to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the FUND would either pay out or receive a cash settlement. This is discussed below.

CURRENCY OPTION. Discussed later.

FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.

INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.

STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.

OPTION ON A FUTURES CONTRACT. Discussed later.

SWAP. A financial transaction in which the FUND and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.

EQUITY SWAP. One which allows the FUND to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.

INTEREST RATE SWAP. One in which the FUND and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).

RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the FUND to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.

INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (E.G., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the FUND and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (E.G., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                          PART C - OTHER INFORMATION

Item 22.   Financial Statements

          (1)  Part A.

               The financial highlights of Lincoln National Capital Appreciation Fund, Inc. (the Fund) for the years ended December 31, 1998, 1997, 1996, 1995, 1994 and 1993 are incorporated by reference
               to Pages     of the Fund's 1998 Annual Report.

               Part B.

               The following financial statements and report of Independent Auditors of the Fund are incorporated by reference to
               Pages                 of the Fund's 1998
               Annual Report:

               - Statement of Net Assets -- December 31, 1998
               - Statement of Operations -- Year Ended December 31, 1998
               - Statements of Changes in Net Assets -- Years Ended
                 December 31, 1998 and 1997
               - Notes to Financial Statements -- December 31, 1998
               - Report of Independent Auditors, Ernst & Young LLP

               In total, only pages         of the Fund's
               1998 Annual Report are incorporated by reference into this Registration Statement. No other pages of that Report are incorporated by reference.

          (2) Schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the required information is included in the financial statements, and therefore have been omitted.

Item 23.   Exhibits:
           (a)   - Articles of Incorporation*

           (b)   - By-Laws*

           (c)   - Certificate

           (d)1. - Advisory Agreement between Lincoln Investment Management* Inc. and Lincoln National Capital Appreciation Fund, Inc. dated SEPTEMBER 23, 1993.

              2. - Sub-Advisory Agreement between Lincoln Investment Management*
                   Inc. and Janus Capital Corporation dated January 1, 1994.

              3. - Amendment dated May 1, 1998 to advisory agreement between
                   Lincoln Investment Management Company and Lincoln National Capital Appreciation Fund, Inc.*

              4. - Amendment dated May 1, 1998 to sub-advisory agreement between Lincoln Investment Management Company and Janus Capital Corporation.*

           (e)1. - N/A

              2.  - Specimen Agents Contract (Filed with Post-Effective No. 4 to this Registration Statement)

           (f)   - NA

           (g)1. - Custody Agreement*

              2. - Custody Fee Schedule (Filed with Post-Effective No. 4 to this Registration Statement)

           (h)1. - Agreement to Purchase Shares*

              2. - Trade Name Agreement*

              3. - Services Agreement between Delaware Management Holdings,
                   Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form S-6 (333-40745) filed on November 21, 1997.

           (i)   - Opinion of Counsel*

           (j) - Consent of Ernst & Young LLP, Independent Auditors to be filed by Amendment

           (k)   - NA

           (l)   - INVESTMENT LETTER*

           (m)   - NA

           (n)   - Financial Data Schedule to be filed by Amendment

           (o)   - N/A

           (p) 1.- Power of Attorney, John B. Borsch Jr.*

               2.- Power of Attorney, Nancy L. Frisby*

               3.- Power of Attorney, Barbara S. Kowalczyk*

           (q)   - Org Chart to be filed by Amendment

           (r)   - Memorandum Concerning Books and Records to be filed by
                   Amendment

           * Filed with post-effective amendment No. 5 to this Registration Statement

Item 24.   Persons Controlled by or Under Common Control with Registrant

        See "Management of the Fund," "Purchase of Securities Being Offered," and "Description of Shares" in the Prospectus forming Part A of this Registration Statement and "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment to the Registration Statement, The Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Account C and Variable Life Account K, is the sole shareholder in the Fund.

        No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 15(a) to the Form N-4 Registrant Statement filed by Lincoln National Variable Annuity Account C (File No. 33-25990), and is incorporated by reference into this Registration Statement.

Item 25.   Indemnification

           Reference is made to Article IX of the Fund's By-Laws (filed as Exhibit (b) hereto); to Section 7 of the Agreement to Purchase Shares between the Fund and the Lincoln National Life Insurance Company (filed as Exhibit (L) hereto; and to Section 2-418 of the Maryland General Corporation Law.

Item 26.   Business and Other Connections of Investment Adviser


     Information pertaining to any business and other connections of Registrant's investment adviser, Lincoln Investment, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and
     Item 7 of Part II of Lincoln Investment's Form ADV filed separately with the Commission (File No. 801-5098). Information pertaining to any business and other connections of Registrant's sub-investment adviser, Janus Capital Corporation ("Janus") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the Statement of Additional Information captioned "Investment Adviser and Sub-Adviser," and Item 7 of Part II of Janus' Form ADV filed separately with the Commission (File No. 801-13991).

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of Lincoln Investment and Janus are hereby incorporated by reference, respectively, from Schedules A and D of Lincoln Investment's Form ADV and from Schedules A and D of Janus' Form ADV.

     (a)   The Adviser.


           As of January 13, 1999, the officers and/or directors of the investment adviser held the following positions:



                          POSITION               OTHER SUBSTANTIAL BUSINESS
                          INVESTMENT             PROFESSION, VOCATION OR
NAME                      ADVISER                EMPLOYMENT; ADDRESS
------------------------  ---------------------  ---------------------------------------------------------
JoAnn Becker              Senior Vice President  200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

David A. Berry            Vice President         Vice President, Lincoln National Income Fund, Inc. and
                                                 Lincoln National Convertible Securities Fund, Inc.,
                                                 Second Vice President, Lincoln Life & Annuity Company of
                                                 New York,
                                                 200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

Steven R. Brody           Senior Vice President  President and Director, Lincoln National Realty
                          and Director           Corporation; Vice President, The Lincoln National Life
                                                 Insurance Company, and Lincoln Advisor Funds, Inc.,
                                                 200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

David C. Fischer          Vice President         Vice President, Lincoln National Income Fund, Inc.
                                                 200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

J. Michael Keefer         Vice President         200 East Berry Street
                          General Counsel and    Fort Wayne, Indiana 46802
                          Assistant Secretary
                          and Director

Mark Laurent              Second Vice President  200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

Thomas M. McMeekin        President and          President and Director, Lincoln National Convertible
                          Director               Securities Fund, Inc., Lincoln National Income Fund,
                                                 Inc., President, Chief Executive Officer and Director,
                                                 Lincoln National Mezzanine Corporation; Executive Vice
                                                 President and Chief Investment Officer, Lincoln National
                                                 Corporation; Director, Delaware Management Holdings,
                                                 Inc., Lincoln National (China) Inc., Lincoln National
                                                 (India) Inc., Lincoln National Investment Companies,
                                                 Inc., Lincoln National Realty Corporation, Lynch & Mayer,
                                                 Inc., Vantage Global Advisors, Lincoln National Life
                                                 Insurance Company,
                                                 200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

Jil Schoeff-Lindholm      Portfolio Manager      200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

Cedrick Walta             Short Term Investment  200 East Berry Street,
                          Manager                Fort Wayne, Indiana 46802

Denny Westrick            Second Vice President  200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

Jay Yentis                Second Vice President  200 East Berry Street,
                                                 Fort Wayne, Indiana 46802

     (b)   The Sub-Adviser.

           As of March 16, 1998, the officers and/or directors of the sub-advisor held the following positions:

                          JANUS CAPITAL CORPORATION
                             100 FILLMORE STREET
                             DENVER CO 80206-4928
                            OFFICERS AND DIRECTORS

Thomas H. Bailey          Chairman, CEO, Director and President

James P. Craig            Chief Investment Officer, Vice Chairman and Director

Steven R. Goodbarn        Vice President of Finance, Treasurer and Chief
                          Financial Officer

Margie G. Hurd            Vice President and Chief Operations Officer

Mark B. Whiston           Vice President and Chief Marketing Officer

Michael E. Herman         Director

Thomas A. McDonnell       Director

Landon H. Rowland         Director

Michael N. Stolpher       Director



Item 27.   Principal Underwriters

           Not applicable.

Item 28.   Location of Accounts and Records

           See Exhibit 23(r).

Item 29.   Management Services

           Not applicable.

Item 30.   Undertakings




           Registrant furnishes the following undertakings pursuant to the Securities Act of 1933 (the "Act"):

           Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement.

           Insofar as Indemnification for liability for arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registration pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officers or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the funal adjudication of each issue.

           Registrant undertakes to furnish, to each person to whom a prospectus is delivered, a copy of Registrant's latest annual report to shareholder, upon request and without charge.

           Registrant undertakes to call a meeting of contract owners within the first year of commencement of operation (or later, if the Commission approves) for the purpose of electing directors, approving the investment advisory and sub-advisory contract, and ratifying the selection of independent public accountants.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 28th day of January 1999.




                                          LINCOLN NATIONAL
                                          CAPITAL APPRECIATION FUND, INC.


                                          By /s/ Kelly D. Clevenger
                                             ----------------------------
                                             Kelly D. Clevenger
                                             President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on January 28, 1999, by the following persons in the capacities indicated.




Signature                   Title                                     Date
----------                  -----                                     ----

/s/ Kelly D. Clevenger      Chairman of the Board,               January 28, 1999
-----------------------     President and Director
Kelly D. Clevenger          (Principal Executive Officer)

*                           Director                             January 28, 1999
-----------------------
John B. Borsch, Jr.

                            Director                             January 28, 1999
-----------------------
Kenneth G. Stella

**                          Director                             January 28, 1999
-----------------------
Barbara S. Kowalczyk

*                           Director                             January 28, 1999
-----------------------
Nancy L. Frisby

/s/ Eric C. Jones           Chief Accounting Officer             January 28, 1999
-----------------------     (Principal Accounting Officer)
Eric C. Jones

/s/ Janet C. Chrzan        Vice President and Treasurer          January 28, 1999
-----------------------     (Principal Financial Officer)
Janet C. Chrzan


*By /s/ Jeremy Sachs      pursuant to a Power of Attorney filed with the initial
   -------------------    filing of this Registration Statement.
   Jeremy Sachs

**By /s/ Jeremy Sachs     pursuant to a Power of Attorney filed with
    ------------------    Post-Effective Amendment No.2 to this Registration
    Jeremy Sachs          Statement.